EXHIBIT 99.2

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock of

Citizens First Corporation Pursuant to

PORTER BANCORP, INC.’s

Offer to Exchange

Each Outstanding Share of Common Stock of

CITIZENS FIRST CORPORATION

for,

at the election of the shareholder,

$9.00 in cash

or

0.5686 shares of Common Stock of Porter Bancorp, Inc.,

or

$4.50 in cash and 0.2843 shares of Common Stock of Porter Bancorp, Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON WEDNESDAY, DECEMBER 22, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Continental Stock Transfer and Trust Company

By Mail, Overnight Courier or Hand Delivery:

Continental Stock Transfer and

Trust Company

17 Battery Place – 8th Floor

New York, NY 10004

By Facsimile Transmission:

(for eligible institutions only)

(212) 616-7610

Confirm Facsimile By Telephone:

(212) 509-4000

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)
	Share Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)	Number of Shares Tendered(2)

Total Shares Tendered

(1)    Need not be completed by stockholders who deliver Shares by book-entry transfer.

(2)    Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

Porter Bancorp, Inc. (“Porter”), a Kentucky corporation, is offering, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange dated October 23, 2009 (the “Prospectus”) and in the accompanying letter of transmittal (the “Letter of Transmittal”), to exchange each of the issued and outstanding shares of common stock (“CZFC common shares”), of Citizens First Corporation, a Kentucky corporation (“CZFC”), for $9.00 (the Prospectus and the Letter of Transmittal, together with any amendments or supplements thereto, collectively constitute the “Offer”). Each holder of CZFC common shares may choose to receive this amount in one of the following three forms: $9.00 in cash for each CZFC common share tendered; or 0.5686 shares of the common stock of Porter (“Porter common shares”) for each CZFC common share tendered; or $4.50 in cash and 0.2843 Porter common shares for each CZFC common share tendered. In addition, such holders will receive cash in lieu of any fractional Porter common shares to which they may otherwise be entitled.

This Letter of Transmittal is to be used by holders of CZFC common shares if certificates for CZFC common shares are to be forwarded herewith or, unless an Agent’s Message (as defined in the section of the Prospectus entitled “The Exchange Offer—Acceptance for Exchange and Exchange of CZFC Shares; Delivery of Porter Common Stock”) is utilized, if delivery of CZFC common shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in the section of the Prospectus entitled “The Exchange Offer—Acceptance for Exchange and Exchange of CZFC Shares; Delivery of Porter Common Stock” and pursuant to the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Procedure for Tendering”).

Holders of CZFC common shares whose certificates for such shares (the “Share Certificates”) are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in the section of the Prospectus entitled “The Exchange Offer—Expiration Date of the Offer”), must tender their CZFC common shares according to the guaranteed delivery procedure set forth in the section of the Prospectus entitled “The Exchange Offer—Procedure for Tendering” in order to participate in the Offer. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED CZFC COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED CZFC COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, provide the following:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF

TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Porter Bancorp, Inc., a Kentucky corporation (the “Purchaser”), the above-described shares of common stock, having no par value (the “Shares”), of Citizens First Corporation, a Kentucky corporation (the “Company”), pursuant to the Purchaser’s offer to exchange each of the issued and outstanding Shares of the Company for $9.00 (the “Offered Consideration”), to be exchanged in the form of consideration chosen by the undersigned on the Election Form and upon the terms and subject to the conditions set forth in the prospectus/offer to exchange dated October 23, 2009 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the “Letter Transmittal” which, together with the Prospectus and any amendments or supplements thereto or hereto, collectively constitute the “Offer”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for exchange of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Continental Stock Transfer and Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the Purchaser and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and deemed to be coupled with an interest, and are granted in consideration of the acceptance for exchange of such Shares in accordance with the terms of the Offer. Such acceptance of the Shares for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will be deemed not effective). The Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser’s acceptance for exchange of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company’s shareholders.

The undersigned hereby represents and warrants that the undersigned owns the Shares being tendered (and all Distributions) and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for exchange by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all

Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the exchange of all consideration for the Shares tendered hereby or deduct from such consideration, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender is irrevocable.

The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, the Purchaser may not be required to accept for exchange any of the Shares tendered hereby.

The undersigned understands that the delivery and surrender of Shares that the undersigned has tendered is not effective, and the risk of loss of such Shares does not pass to Depositary, until the Depositary receives the Letter of Transmittal, duly completed and signed, or an Agent’s Message in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Purchaser and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF SHARES WILL BE DETERMINED BY PURCHASER IN ITS SOLE DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING ON ALL TENDERING STOCKHOLDERS OF COMPANY. The undersigned also understands that no tender of Shares is valid until all defects and irregularities in tenders of Shares have been cured or waived and that none of Purchaser, the Depositary, the Information Agent (as defined below) or any other person is under any duty to give notification of any defects or irregularities in tenders of Shares or will incur any liability for failure to give such notification.

Unless otherwise indicated under “Special Payment Instructions,” the undersigned requests that the Offered Consideration for the Shares exchanged and/or the return of any Share Certificates not tendered or accepted for exchange of the Offered Consideration be issued in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned requests that the Offered Consideration for the tendered Shares and/or the return of any Share Certificates not tendered or not accepted for exchange of the Offered Consideration (and any accompanying documents, as appropriate) be mailed to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the Offered Consideration for the Shares and/or return any Share Certificates not tendered or not accepted for payment of the Offered Consideration (and any accompanying documents, as appropriate) in the name(s) of, and deliver such Offered Consideration and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for exchange any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Offered Consideration for the Shares accepted for payment and/or Share Certificates not tendered or accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:  ☐  Check

           ☐  Certificate(s) to

Name

(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

(Also complete Substitute Form W-9 below)

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Offered Consideration to be issued for the Shares and/or Share Certificates not tendered or accepted for payment of the Offered Consideration are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail:  ☐  Check

           ☐  Certificate(s) to

Name

(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Also complete Substitute Form W-9 below)

IMPORTANT

STOCKHOLDER: SIGN HERE

(Please complete Substitute Form W-9 included herein)

(Signature(s) of Owner(s))

Name(s)

Capacity (Full Title)

(See Instructions)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or

Social Security Number

(See Instruction 8)

Dated:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(If required—See Instructions 1 and 5)

Authorized Signature(s)

Name

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.    Requirements of Tender.    This Letter of Transmittal is to be completed by shareholders if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in the section of the Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering”. Share Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer (a “Book-Entry Confirmation”) of Shares into the Depositary’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the section of the Offer to Exchange entitled “The Exchange Offer—Expiration Date”). Shareholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the section of the Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering”. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for exchange.

3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such a case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless indicated.

5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless the Offered Consideration or Share Certificate(s) not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, the Offered Consideration is to be issued to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person will be deducted from the Offered Consideration to be received by such stockholder for the exchange of such Shares unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

7.    Special Payment and Delivery Instructions.    If the Offered Consideration is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for exchange are to be issued in the name of and/or returned to a person other than the signer of this Letter of Transmittal, or if the Offered Consideration and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8.    Backup Withholding; Substitute Form W-9; Form W-8.    Under the federal income tax laws, the Depositary will be required to withhold a certain portion of the amount of any cash payments made to certain tendering stockholders. In order to avoid such backup withholding, a tendering stockholder must provide the Depositary with such stockholder’s correct taxpayer identification number and certify under penalties of perjury that such taxpayer identification number is correct and such stockholder is not subject to such backup withholding by completing the Substitute Form W-9 provided with the Letter of Transmittal. If the Depositary is not provided with the correct taxpayer identification number on a properly completed Substitute Form W-9, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number and how to complete the Substitute Form W-9 if Shares are held in more than one name), stockholders should consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Certain shareholders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a shareholder is a foreign person that qualifies as an exempt recipient, such person must submit a statement, signed under penalties of perjury, certifying to that person’s exempt status, on an appropriate completed Form W-8 (Form W-8BEN, Form W-8ECI, Form W-8EXP or Form W-8IMY) or any successor form. Such shareholders should consult a tax advisor to determine which Form W-8 is appropriate. Such forms can be obtained from the Depositary or at the Internal Revenue Service website at http://www.irs.gov.

A shareholder’s failure to complete the Substitute Form W-9 or appropriate Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the Offered Consideration that would otherwise be received by such shareholder in exchange for the Shares. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 OR AN APPROPRIATE FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY OFFERED CONSIDERATION EXCHANGED FOR SHARES.

9.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone number set forth below. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

10.    Mutilated, Lost, Destroyed or Stolen Certificates.    If any certificate representing Shares has been mutilated, lost, destroyed or stolen, the stockholder should promptly notify Registrar and Transfer Company, in its capacity as transfer agent for the Shares (toll-free telephone number: (800) 368-5948). The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

11.    Waiver of Conditions.    The conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

12.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the tender of any Shares will be determined by Purchaser in its sole discretion, and its determination shall be final and binding. Purchaser reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Purchaser’s counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities in tenders of Shares shall have been cured or waived by Purchaser. None of Purchaser, the Information Agent, the Depositary, or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Shares and none of them will incur any liability for failure to give any such notice. Purchaser’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

Under federal income tax law, a stockholder surrendering Shares must, unless an exemption applies, provide the Depositary (as payor) with his correct taxpayer identification number on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, his taxpayer identification number is his social security number. If the correct taxpayer identification number is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments to the tendering stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of 28% of all cash payments made in consideration of the tendered Shares.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her exempt status. A Form W-8 can be obtained from the Depositary. Exempt stockholders, other than foreign stockholders, should furnish their taxpayer identification number, write “Exempt” in Part 2 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the Internal Revenue Service 28% of any payment made to payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares exchanged pursuant to the Offer, the stockholder is required to notify the Depositary of his correct taxpayer identification number by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the taxpayer identification number provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number) and (2) that the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

The stockholder is required to give the Depositary the taxpayer identification number, generally the social security number or employer identification number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering stockholder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future, he or she should write “Applied For” in the space provided for the taxpayer identification number in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If “Applied For” is written in Part 1 and the Depositary is not provided with a taxpayer identification number by the time of payment, the Depositary will withhold 28% of all payments of cash made in consideration of the tendered Shares until a taxpayer identification number is provided to the Depositary.

PAYER’S NAME: CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

SUBSTITUTE

FORM W-9

Department of the Treasury Internal Revenue Service

Payer’s Request for

Taxpayer Identification Number (TIN) and

Certification

Part 5 — Check appropriate box:

☐  Individual/Sole Proprietor

☐  Corporation

☐  Partnership

☐  Other:

Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX ON THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW (IF AWAITING TIN, WRITE “APPLIED FOR” AND CHECK THE BOX IN PART 4)	Social Security Number OR Employer Identification Number
Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)
Part 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
SIGNATURE DATE
NAME
BUSINESS NAME
ADDRESS
CITY STATE ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU IN CONSIDERATION FOR YOUR SHARES. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

Questions and requests for assistance or for additional copies of the Offer to Exchange, the Letter of Transmittal, the Notice of Guaranteed Delivery and copies other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and copies will be furnished promptly at the Purchaser’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

J.J.B. HILLIARD, W.L. LYONS, LLC

500 West Jefferson Street

Louisville, Kentucky 40202

(502) 588-8400

Stockholders Call Toll-Free: (800) 444-1854